UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 16, 2001
                Date of Report (Date of earliest event reported)




                             COMPUCOM SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Delaware                            0-14371                 38-2363156
    --------                            -------                 ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)  (Commission File Number)  Identification Number)

      7171 Forest Lane, Dallas, TX                                 75230
      ----------------------------                                 -----

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:            (972) 856-3600
                                                               --------------

                                (Not applicable)
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

     On July 11, 2001 and July 16, 2001, CompuCom Systems, Inc. issued press releases which are attached as Exhibits 99.1 and 99.2, respectively. The press releases were issued to announce the acquisition of certain assets and assumption of certain liabilities of Excell Data Corporation, a wholly owned subsidiary of Cambridge Technology Partners.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c)          Exhibits.

     99.1         Press Release dated July 11, 2001, issued by CompuCom Systems,
                  Inc.

     99.2         Press Release dated July 16, 2001, issued by CompuCom Systems,
                  Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CompuCom Systems, Inc.
                                        (Registrant)

Date:  July 24, 2001                    /s/ M. Lazane Smith
                                        ----------------------------------------
                                        M. Lazane Smith,
                                        Senior Vice President, Finance and Chief
                                        Financial Officer